EXHIBIT 23(i)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We  consent  to the  incorporation  by  reference  in the  Registration
Statement (Form S-3 No. 333-26769) of Medicore, Inc. and in the related Prospectus of our report dated March 22, 1999, with respect to the consolidated financial statements and schedule of Medicore, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1998.

                                    /s/ ERNST & YOUNG, LLP


March 25, 1999
Miami, Florida